UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2011

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:

(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Appointment of Certain Officers

In accordance with the previously announced succession plan, Dr. Ray R. Irani, Chairman and Chief Executive Officer of Occidental, was elected Executive Chairman on May 5, 2011.  At the same time, Stephen I. Chazen, Occidental’s President and Chief Operating Officer, age 64, succeeded him as President and Chief Executive Officer of Occidental.

Mr. Chazen, who is also a director of Occidental, served as President and Chief Operating Officer since 2010. He had previously served as the President and Chief Financial Officer of Occidental Petroleum Corporation from 2007 to 2010. Prior to being named President and Chief Financial Officer, Mr. Chazen was Chief Financial Officer and Senior Executive Vice President from 2004 to 2007, Chief Financial Officer and Executive Vice President-Corporate Development from 1999 to 2004, and Executive Vice President-Corporate Development from 1994 to 1999. There is no arrangement or understanding between Mr. Chazen and any other persons pursuant to which he was selected as a director, and there are no related party transactions involving Mr. Chazen that are reportable under Item 404(a) of Regulation S-K. In connection with his assumption of the additional duties of Chief Executive Officer, Mr. Chazen’s salary was increased to $1,400,000.

Item 5.03.  Amendments to Bylaws

Effective May 5, 2011, the Board of Directors of Occidental amended the By-laws of the Corporation to provide that the positions of Chairman of the Board and Chief Executive Officer may be held by separate individuals.  The By-laws, as amended, are attached as Exhibit 3(ii).

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure

Attached as Exhibit 99.1 is a press release dated May 6, 2011, in connection with Occidental’s 2011 Annual Meeting.  The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.(ii)	By-laws of Occidental, as amended through May 5, 2011.

99.1	Press release dated May 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: May 6, 2011	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

3.(ii)	By-laws of Occidental, as amended through May 5, 2011.

99.1	Press release dated May 6, 2011.